EXHIBIT 10.23

(Translation)

Floating Pledge Agreement

Agent:	Mizuho Corporate Bank, Ltd.

Pledgee:	Financial Institutions specified in Exhibit 1

Pledgor:	Spansion Japan Limited

March 25, 2005

(Translation)

FLOATING PLEDGE AGREEMENT

Spansion Japan Limited (the “Pledgor”), the financial institutions specified in Exhibit 1(1) as Pledgees A (All pledgees A shall be collectively referred to as “Pledgees A” or “all Pledgees A,” and individual pledgees A shall, depending on the context, be referred to as “each Pledgee A.”), and the financial institutions specified in Exhibit 1(2) as Pledgees B (All pledgees B shall be collectively referred to as “Pledgees B” or “all Pledgees B,” and individual pledgees B shall, depending on the context, be referred to as “each Pledgee B.” All Pledgees A and Pledgees B shall be collectively referred to as “Pledgees” or “all Pledgees,” and individual pledgees shall, depending on the context, be referred to as “each Pledgee.”) hereby enter into this agreement (this “Agreement”) as follows with respect to the creation of floating pledges on the Security Beneficial Interests (as defined below) held by the Pledgor, under which Mizuho Corporate Bank, Ltd. will act as the Agent, as of March 25, 2005.

1.	DEFINITIONS

Except as otherwise specifically defined herein, the terms in this Agreement shall have the meanings defined in (i) the Accounts Receivables Trust Agreement dated March 25, 2004 entered into by and between the Pledgor and Mizuho Trust & Banking Co., Ltd. (the “Trustee”) (as amended, the “Trust Agreement”), (ii) the Revolving Line Agreement (A) dated March 25, 2005 entered into by and among Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd., The Norinchukin Bank and the Pledgor (as amended, the “Loan Agreement A”), (iii) the Revolving Line Agreement (B) dated March 25, 2005 entered into by and among Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Norinchukin Bank and the Pledgor (as amended, the “Loan Agreement B,” and together with the Loan Agreement A, the “Loan Agreements”), and (iv) the Creditors’ Agreement dated March 25, 2005 entered into by and among Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd., The Norinchukin Bank and the Pledgor (as amended, the “Creditors’ Agreement”).

2.	CREATION OF FLOATING PLEDGE

2.1	The Pledgor shall create first-priority floating pledges (collectively, the “Floating Pledge A”) on its beneficial interests in trust under the Trust Agreement (the “Security Beneficial Interests”) with respect to each Pledgee A as follows.

DESCRIPTION

Scope of Secured Receivables:	The right to claim for the payment of principal and interest and any other receivables held by each Pledgee A against the Pledgor under the Loan Agreement A (collectively the “Secured Receivables A”)

Maximum Amount:	JPY 6,000,000,000

Date to crystallize the receivables to be secured by Floating Pledge A:	No date is fixed.

(Translation)

2.2	The Pledgor shall create second-priority floating pledges (collectively the “Floating Pledge B,” and together with the Floating Pledge A, the “Floating Pledges”) on the Security Beneficial Interests with respect to each Pledgee B as follows.

DESCRIPTION

Scope of Secured Receivables:	The right to claim for the payment of principal and interest and any other receivables held by each Pledgee B against the Pledgor under the Loan Agreement B (collectively the “Secured Receivables B,” and together with the Secured Receivables A, the “Secured Receivables”)

Maximum Amount:	JPY 9,000,000,000

Date to crystallize the receivables to be secured by Floating Pledge B:	No date is fixed.

2.3	Each Pledgee A shall, as a result of creation of the Floating Pledge A described in Clause 2.1, acquire a floating pledge on the Security Beneficial Interests that has the same priority as those held by the other Pledgees A. Each Pledgee B shall, as a result of creation of the Floating Pledge B described in Clause 2.2, acquire a floating pledge on the Security Beneficial Interests that has the same priority as those held by the other Pledgees B.

2.4	The Pledgees hereby authorize the Agent to exercise on behalf of the Pledgees the rights of the Pledgees under this Agreement to the extent such exercise does not breach applicable laws or ordinances. Provided, however, that the specific time, method and terms of exercising the rights as a Pledgee shall be in accordance with the decision-making of the Majority Lenders under the provisions of the Creditors’ Agreement.

2.5	The Pledgees shall enforce the Floating Pledges only through the Agent and in accordance with the provisions of this Agreement, the Loan Agreements and the Creditors’ Agreement, and applicable laws and ordinances. Provided, however, that the Pledgees are able to receive appropriation for repayment of the Loans in accordance with the provisions of the Loan Agreements and the Creditors’ Agreement.

2.6	The authority set forth in Clause 2.4 shall extinguish upon the resignation or dismissal of the Agent in accordance with Clause 28 of the Loan Agreements (or Clause 28 of the Loan Agreements that has been replaced in accordance with the provisions of Clause 7 of the Creditor’s Agreement; hereinafter the same) and the provisions of the Creditors’ Agreement. Thereafter, the successor Agent assuming office in accordance with Clause 28 of the Loan Agreements shall exercise the rights and bear the obligations under this Clause. Immediately after such change in Agents, the former Agent and the successor Agent shall notify the Pledgor thereof in writing in their joint name.

(Translation)

3.	DELIVERY OF ORIGINAL COPY AND ACQUISITION OF TRUSTEE APPROVAL

3.1	On the date of this Agreement, the Pledgor shall deliver to the Agent original copies of a certificate for the Security Beneficial Interests (provided, however, that this shall only apply if such certificate has been issued) and an agreement with respect to the Trust Agreement (such certificate and agreement shall be collectively referred to as “Trust Agreement and Certificate”). The Agent shall, upon receipt of the Trust Agreement and Certificate pursuant to this Paragraph, immediately deliver to each Pledgee copies thereof with wording certifying that such copies are accurate copies of the Trust Agreement and Certificate

3.2	On the date of this Agreement, the Pledgor shall obtain the Trustee’s written approval of the creation of the Floating Pledge A on the Security Beneficial Interests with a certified date substantially in the form set out in Exhibit 2, and deliver the original copy thereof to the Agent, to complete (i) perfection against debtors and third parties under Articles 364(1) and 467 of the Civil Code with respect to the creation of the Floating Pledge A and (ii) prior perfection under Article 467 of the Civil Code with respect to acquisition of the Security Beneficial Interests as a result of enforcement by any Pledgee A of the Floating Pledge A pursuant to the provisions of Clause 7.1(3) of this Agreement. The Agent shall, upon obtaining approval from the Trustee pursuant to this Paragraph, immediately deliver to each Pledgee A copies thereof with wording certifying that such copies are accurate copies of the approval.

3.3	On the date of this Agreement and after carrying out the procedures provided in the preceding Paragraph, the Pledgor shall obtain the Trustee’s written approval of the creation of the Floating Pledge B on the Security Beneficial Interests with a certified date substantially in the form set out in Exhibit 3, and deliver the original copy thereof to the Agent, to complete (i) perfection against debtors and third parties under Articles 364(1) and 467 of the Civil Code with respect to the creation of the Floating Pledge B and (ii) prior perfection under Article 467 of the Civil Code with respect to acquisition of the Security Beneficial Interests as a result of enforcement by any Pledgee B of the Floating Pledge B pursuant to the provisions of Clause 7.1(3) of this Agreement. The Agent shall, upon obtaining approval from the Trustee pursuant to this Paragraph, immediately deliver to each Pledgee B copies thereof with wording certifying that such copies are accurate copies of the approval.

3.4	Upon receipt of the Trust Agreement and Certificate or the Trustee’s approval in accordance with the provisions of preceding three Paragraphs, the Agent shall exclusively posses the Trust Agreement and Certificate or the Trustee’s approval for its own benefit and on behalf of each Pledgee for the benefit of each Pledgee, and each Pledgee agrees thereto.

3.5	Each Pledgee authorizes the Agent and the Agent agrees to receive the Trust Agreement and Certificate and the Trustee’s approval on behalf of each Pledgee.

3.6	The Agent shall keep the original copies of the Trust Agreement and Certificate that are delivered by the Pledgor in accordance with Clause 3.1 for the benefit of each Pledgee with the duty of care of a good administrator, until the Pledgor satisfies all of the Secured Receivables and the Agent returns to the Pledgor the original copies of the Trust Agreement and Certificate in accordance with Clause 15 of this Agreement.

(Translation)

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR

4.1	The Pledgor represents and warrants that the following is true and correct as of the date of this Agreement.

(1)	The Trust Agreement is an agreement duly executed and effectively existing under the laws of Japan.

(2)	The Security Beneficial Interests solely belong to the Pledgor, and the Pledgor has the sole authority to dispose of the Security Beneficial Interests.

(3)	There are no encumbrances relating to real rights on the Security Beneficial Interests that have priority over or precede the Floating Pledge A, nor is there any other event that will interfere with the rights or interests of the Pledgees A.

(4)	Other than the Floating Pledge A, there are no encumbrances relating to real rights on the Security Beneficial Interests that have priority over or precede the Floating Pledge B, nor is there any other event that will interfere with the rights or interests of the Pledgees B.

(5)	No lawsuit, arbitration, mediation or other administrative procedure by a third party is pending with respect to the creation, continued existence, ownership or exercise of the Security Beneficial Interests, nor is there any threat of the commencement of any of the foregoing.

(6)	The Security Beneficial Interests are legal, valid and binding, and enforceable in accordance with the terms of this Agreement.

(7)	No principal has been redeemed before the due date with respect to the Security Beneficial Interests.

(8)	Neither the Settlor nor the Trustee is in default of any obligations under the Trust Agreement.

(9)	There are no grounds for defense that interfere with the creation, continued existence or exercise of the Security Beneficial Interests.

(10)	No provisions of the Trust Agreement have been amended, released or waived, the Security Beneficial Interests have not been transferred to a third party, had a security interest created thereon, or otherwise been disposed of in a way that adversely affects or is likely to adversely affect the rights of the Pledgees under this Agreement, nor is the Pledgor under any obligation to make such a disposition for the benefit of a third party.

(11)	No petition for provisional attachment, preservative attachment, attachment or provisional disposition has been filed by any third party in respect of all or a part of the Security Beneficial Interests, nor are there any rights or encumbrances in respect of all or a part of the Security Beneficial Interests that have or are likely to have an adverse effect on the rights of the Pledgees under this Agreement;

(12)	Each of the Pledgor’s representations and warranties set out in the Trust Agreement are true and correct.

(Translation)

4.2	If it is found that any of the Pledgor’s representations and warranties set out in Clause 4.1 are false or incorrect in any material respect, the Pledgor shall immediately notify the Agent thereof in writing, and shall compensate the Agent or each Pledgee for the losses incurred by them due to such breach of representations or warranties.

5.	PRESERVATION OF TRUST AGREEMENT

The Pledgor shall not, without the Agent’s prior written consent, amend any provision of the Trust Agreement, transfer the Security Beneficial Interests to a third party, create a security interest on or otherwise dispose of or cancel the Security Beneficial Interests, or conduct any other act which is likely to adversely affect the Floating Pledges.

6.	CHANGES IN DETAILS OF FLOATING PLEDGES

If it becomes necessary to transfer all or a part of the Floating Pledges (including changing the scope of the secured receivables in connection with such transfer) or otherwise change or dispose of the Floating Pledges (excluding the case where such change or disposal materially and adversely affects the Pledgor), the Pledgor shall agree to or approve the Agent’s requests or take other procedures necessary therefor. If required by the Agent to change the scope of the secured receivables with respect to the Floating Pledges (excluding those in connection with the transfer of all or a part of the Floating Pledges), the Pledgor shall consult with the Agent in good faith.

7.	ENFORCEMENT OF THE PLEDGE

7.1	If the obligations that the Pledgor owes with respect to any of the Secured Receivables become due or immediately payable, the Pledgees may enforce the Floating Pledges in accordance with any of the following methods. In such case, each Pledgee may enforce the Floating Pledges only through the Agent by times, methods and terms determined in accordance with the decision-making of the Majority Lenders under Clause 2 of the Creditors’ Agreement, and the Agent shall enforce the Floating Pledges on behalf of each Pledgee. The Agent shall, in enforcing the Floating Pledges, notify the Trustee, Pledgor and each Pledgee in writing of the enforcement of the Floating Pledges under this Agreement (the “Floating Pledge Enforcement Notice”).

(1)	Method of (i) directly collecting money equal to the amount of the Trustee’s obligations to pay distributions and principal redemptions with respect to the Security Beneficial Interests or any other obligation owed by the Trustee to the Pledgor under the Trust Agreement, and (ii) using such collected amount (the “Directly Collected Amount”) to repay the Secured Receivables.

(2)	Method of (i) disposing of the Security Beneficial Interests by times, methods, prices, etc., which are generally acknowledged as appropriate, and (ii) using the proceeds from such disposal (the “Disposal Proceeds”) to repay the Secured Receivables.

(3)	Method of (i) acquiring the Security Beneficial Interests by evaluating them by times, methods, prices, etc., which are generally acknowledged as appropriate, and (ii) deeming that the Secured Receivables cease to be effective at the same amount as such value of the Security Beneficial Interests (the “Valued Amount”).

(Translation)

7.2	Notwithstanding the provisions of the preceding Paragraph, if the Agent reasonably deems it necessary to urgently enforce the Floating Pledges, the Agent may immediately enforce the Floating Pledges without following decision-making procedures of the Majority Lenders set forth in Clause 2 of the Creditors’ Agreement. Provided, however, that the Agent shall not be obliged to enforce the Floating Pledges unless instructed by the Majority Lenders.

7.3	If the Agent enforces the Floating Pledges, the Agent shall simultaneously enforce all of the Floating Pledges held by the Pledgees.

7.4	If the Pledgees enforce the Floating Pledges in accordance with Clause 7.1(1) or (2), the Pledgees shall cause the party obliged to pay the Directly Collected Amount or the Disposal Proceeds to transfer such Directly Collected Amount or Disposal Proceeds to an account designated and managed by the Agent (the “Agent’s Account”). Upon payment of the Directly Collected Amount or the Disposal Proceeds (the “Directly Collected Amount, Etc.”) to the Agent’s Account, the Directly Collected Amount, Etc. shall be used to repay the Secured Receivables in the order and manner set forth in Clause 18 of the Loan Agreements (or Clause 18 of the Loan Agreements that has been replaced in accordance with the provisions of Clause 4 of the Creditors’ Agreement; hereinafter the same), and the Agent shall distribute the Directly Collected Amount, Etc. to each Pledgee in accordance with Clause 19 of the Loan Agreements (or Clause 19 of the Loan Agreements that has been replaced in accordance with the provisions of Clause 5 of the Creditors’ Agreement.

7.5	If the Pledgees enforce the Floating Pledges in accordance with Clause 7.1(3), an amount equivalent to the amount that would be appropriated if the money equal to the Valued Amount was appropriated in the order and manner set forth in Clause 18 of the Loan Agreements, shall be used to repay the Secured Receivables at the time the Agent acquires the Security Beneficial Interests. If the Agent acquires money by exercising, transferring or otherwise disposing of the Security Beneficial Interests acquired in accordance with Clause 7.1(3), the Agent shall cause the party obliged to pay such money to transfer such money to the Agent’s Account, and upon payment of such money, the Agent shall immediately distribute such transferred money to each Pledgee in accordance with Clause 19 of the Loan Agreements.

7.6	If the Agent receives the trust principal, trust proceeds or other property upon enforcement of the Floating Pledgees and such property is not money (the “Receivables in Kind”), the Majority Lenders shall determine the method to acquire or dispose of the Receivables in Kind. In this case, an amount equivalent to the amount that would be appropriated if the money equal to the Valued Amount of the Receivables in Kind evaluated by times, methods, prices, etc., that are generally acknowledged as appropriate was appropriated in the order and manner set forth in Clause 18 of the Loan Agreements, shall be used to repay the Secured Receivables. In this case, if the Agent acquires money by exercising, transferring or otherwise disposing of the Receivables in Kind, the Agent shall cause the party obliged to pay such money to transfer such money to the Agent’s Account, and upon payment of such money, the Agent shall immediately distribute such transferred money to each Pledgee in accordance with Clause 19 of the Loan Agreements.

(Translation)

7.7	Each Pledgee acknowledges without objection that, notwithstanding the priority between the Floating Pledge A and the Floating Pledge B set forth in Clauses 2.1 and 2.2, the Directly Collected Amount, the Disposal Proceeds, money equal to the Valued Amount and other money acquired through enforcing the Floating Pledges that are set forth in preceding three Paragraphs shall be used and distributed to each Pledgee in the order set forth in Clauses 18 and 19 of the Loan Agreements, and no receivables or obligations will remain between each Pledgee and the Agent with respect to such money after the distribution thereof.

8.	INSTRUCTIONS TO TRUSTEE

The Pledgor shall follow the provisions of Clause 24.1 of the Trust Agreement with respect to instructing the Trustee, and (i) if no Repayment Formula Revision Event has occurred, the Beneficiary and the Agent shall, upon consultation, give instructions in their joint name, and if the Beneficiary and the Agent do not come to an agreement though consultation, the Agent may independently give instructions, and (ii) if a Repayment Formula Revision Event has occurred, the Agent may give instructions.

9.	COMMON SERVICE FEES

If the Agent pays any fees for the common benefit of the Pledgees pursuant to the provisions of this Agreement, notwithstanding the provisions of Clauses 7.5 through 7.7 (including the case where such provisions apply mutatis mutandis in accordance with the provisions of Clause 8), the Agent may receive priority distribution of an amount equal to such paid expenses from the Agent’s Account.

10.	RECEIPT BY PLEDGOR OF DISTRIBUTION OF PROCEEDS OR OTHER MONEYS

Notwithstanding the creation of the Floating Pledges, the Pledgor is authorized to receive distributions of proceeds, principal redemptions and other money in respect of the Security Beneficial Interests until the Floating Pledge Enforcement Notice is given.

11.	PRESERVATION OF PLEDGE

11.1	The Pledgor shall obtain the Agent’s written approval prior to conducting any act to collect the Trust Receivables by itself or any other acts that reduce or which are likely to reduce the amount of the Trust Receivables or the Security Beneficial Interests.

11.2	If the Agent is requested by the Pledgor for the approval described in Clause 11.1, the Agent may, as a condition for giving such approval, request the Pledgor to entrust additional funds in respect of the Trust Agreement, offer additional pledges, or repay all or a part of the Secured Receivables.

11.3	If requested by the Agent, the Pledgor shall deliver to the Agent all documents reasonably necessary for the preservation and exercise of the Pledgees’ rights hereunder, and take all necessary steps for the preservation and exercise of the rights of the Pledgees hereunder in accordance with the Agent’s instructions.

(Translation)

12.	NO ASSUMPTION OF DEBT

The Pledgor acknowledges without objection that none of the Pledgees shall assume any debt in respect of the Trust Agreement due to the creation of the Floating Pledges under this Agreement.

13.	EXEMPTION FROM LIABILITY WITH RESPECT TO OBLIGATION TO PRESERVE THE PLEDGE, ETC.

13.1	The Floating Pledge shall be created in addition to other pledges and guarantees held by the Pledgees in respect of the Secured Receivables, and shall not affect the validity of such other pledges or guarantees.

13.2	The Pledgor shall not claim exemption from liability if any Pledgee changes or cancels other pledges or guarantees at such Pledgee’s discretion.

14.	INDEMNIFICATION

If the Agent or the Pledgees suffer damages due to breach by the Pledgor of the obligations under this Agreement, the Pledgor shall immediately compensate the Agent or the Pledgees upon request from the Agent or the Pledgees for such damages.

15.	EXTINGUISHMENT OF FLOATING PLEDGES

If the Floating Pledges cease to exist, the Agent shall immediately return to the Pledgor the original copies of the Trust Agreement and Certificate with respect to such extinguished Floating Pledges that have been delivered by the Pledgor in accordance with Clause 3.1 and kept for the benefit of each Pledgee. Upon receipt of the original copies of the Trust Agreement and Certificate pursuant to this Clause, the Pledgor shall notify the Trustee thereof in joint names with the Pledgees.

16.	COSTS AND EXPENSES

The Pledgor shall bear any and all costs and expenses (including, but not limited to, taxes and public charges and attorney’s fees) required to exercise the rights or perform the obligations under this Agreement. If the Agent or any Pledgees pays such costs or expenses, the Pledgor shall compensate the Agent or such Pledgee immediately after the Pledgor receives from the Agent or such Pledgee the details of such costs and expenses.

17.	AGENT

The parties to this Agreement acknowledge that the services specified in this Agreement to be performed by the Agent shall constitute a part of the Agent Services set forth in Clause 27 of the Loan Agreements (or Clause 27 of the Loan Agreements that has been replaced in accordance with the provisions of Clause 6 of the Creditor’s Agreement). It is acknowledged that the provisions concerning the Agent in the Creditors’ Agreement shall automatically apply to the Agent’s authority, responsibility, obligations, exemption from liability and other matters with respect to the performance by the Agent of its services set forth in this Agreement.

(Translation)

18.	NO ASSIGNMENT

None of the Pledgees nor the Pledgor shall assign, create a security interest on or otherwise dispose of all or a part of their contractual status, rights or obligations hereunder. Provided, however, that this shall not apply if such disposal is made as a result of the Pledgees assigning or otherwise disposing of the Secured Receivables in accordance with the Loan Agreements.

19.	AMENDMENTS TO THE AGREEMENT

The provisions of this Agreement may be amended only by the written consent of the Agent, the Pledgor and all Lenders (provided, however, amendments concerning matters solely relating to the Floating Pledge A may be made with the consent of the Agent, the Pledgor and all Pledgees A, and amendments concerning matters solely relating to the Floating Pledge B may be made with the consent of the Agent, the Pledgor and all Pledgees B).

20.	ADDITIONAL MEASURES

Each Pledgee and the Pledgor shall prepare, execute and deliver any agreements and other documents required by each Pledgee or the Pledgor as necessary or appropriate to a reasonable extent for the purpose of attaining the object of this Agreement.

21.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Japan.

22.	JURISDICTION

The Tokyo District Court shall have exclusive jurisdiction as the court of first instance with respect to any action arising out of or in connection with this Agreement.

23.	APPLICATION OF THE TRUST AGREEMENT

The provisions of the Loan Agreements and the Creditors’ Agreement shall apply mutatis mutandis to matters relating to the provisions of this Agreement among those not provided for in this Agreement.

24.	CONSULTATION

The Agent, the Pledgees and the Pledgor shall resolve any matters not provided for in this Agreement or doubts arising from this Agreement upon mutual consultation.

25.	EXTINGUISHMENT OF FORMER FLOATING PLEDGES

The first-priority floating pledges and second-priority floating pledges created in favor of the Former Pledgees A (as defined below) and the Former Pledgee B (as defined below), respectively, pursuant to the Floating Pledge Agreement dated March 25, 2004 and entered into by and among Mizuho Corporate Bank, Ltd. acting as the Agent, Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank as the Pledgees A (the “Former Pledgees A”), Mizuho Corporate Bank, Ltd., as Pledgee B (the “Former Pledgee B”) and the Pledgor (the “Former Floating Pledge Agreement”), shall be canceled and cease to exist simultaneously with the

(Translation)

execution of this Agreement. Provided, however, that the return to the Pledgor of the original copies of the Trust Agreement and Certificate and the notification thereof to the Trustee as provided for under Clause 15 of the Former Pledge Agreement need not be performed.

(Translation)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and sealed, the Agent has kept the original and has delivered copies thereof to the Pledgor and each of the Pledgees, other than the Agent, with a certificate confirming the original is kept by the Agent.

March 25, 2005

First-Priority Pledgee, Second-Priority Pledgee, and Agent

/S/ HIROSHI SAITO
MIZUHO CORPORATE BANK, LTD.

(Translation)

(Floating Pledge Agreement as of March 25, 2005)

First-Priority Pledgee and Second-Priority Pledgee

/S/ YASUTAKA MIYAMOTO
SHINKIN CENTRAL BANK

(Translation)

(Floating Pledge Agreement as of March 25, 2005)

First-Priority Pledgee and Second-Priority Pledgee

/s/ SOICHI USHIJIMA
The Bank of Yokohama, Ltd.

(Translation)

(Floating Pledge Agreement as of March 25, 2005)

First-Priority Pledge

/S/ TAKAO AOYAGI
THE TOHO BANK, LTD.

(Translation)

(Floating Pledge Agreement as of March 25, 2005)

First-Priority Pledgee and Second-Priority Pledgee

/S/ KOJI WATANABE
THE NORINCHUKIN BANK

(Translation)

(Floating Pledge Agreement as of March 25, 2005)

Pledgor

/s/ SHINJI SUZUKI
Spansion Japan Limited

(Translation)

List of Schedules

Schedule 1	List of Pledgees

Schedule 2	Application for Approval on Creating First-Priority Floating Pledge and Approval on Creating Floating Pledge

Schedule 3	Application for Approval on Creating Second-Priority Floating Pledge and Approval on Creating Floating Pledge

(Translation)

Schedule 1 List of Pledgees

(1)	Pledgees A

Mizuho Corporate Bank, Ltd.

Shinkin Central Bank

The Bank of Yokohama, Ltd.

The Toho Bank, Ltd.

The Norinchukin Bank

(2)	Pledgees B

Mizuho Corporate Bank, Ltd.

Shinkin Central Bank

The Bank of Yokohama, Ltd.

The Norinchukin Bank

(Translation)

Schedule 2 APPLICATION FOR APPROVAL ON CREATING FIRST-PRIORITY FLOATING PLEDGE AND APPROVAL ON CREATING FLOATING PLEDGE

March 25, 2005

To:	Mizuho Trust & Banking Co., Ltd.

Application for Approval

on Creating First-Priority Floating Pledge

Spansion Japan Limited, as the Settlor in the Trust Agreement described in Item 1 below (the “Trust Agreement”), has recently created first-priority floating pledges on each beneficial interest in trust under the Trust Agreement (the “Security Beneficial Interests”), in order to secure the obligations owed by Spansion Japan Limited to Parties A-1 through A-5, who are the Pledgees described in Item 3 below, (collectively the “Secured Receivables”) in accordance with the Floating Pledge Agreement described in Item 2 below (the “Floating Pledge Agreement”).

Accordingly, we would like to ask you to pay money directly to the Agent, an agent of the Pledgees, which is payable by you to Spansion Japan Limited as a delivery of distributions or redemption of principal in respect of the Security Beneficial Interests, if you receive a Floating Pledge Enforcement Notice under the Floating Pledge Agreement.

We make the above request under our joint name. The Settlor does not request you exercise the right to terminate or agree to terminate the Trust Agreement without the consent of the Pledgees.

DESCRIPTION

1.	Trust Agreement

Accounts Receivables Trust Agreement entered into as of March 25, 2004 between you, as the Trustee, and Spansion Japan Limited, as the Settlor.

2.	Floating Pledge Agreement

Floating Pledge Agreement entered into as of March 25, 2005 among Parties A-1 through A-5, as the first-priority pledgees, Mizuho Corporate Bank, Ltd., as the second-priority pledgee, Party A-1, as the Agent, and Spansion Japan Limited, as the Pledgor.

3.	Secured Receivables

Right to claim for principal and interest payments and other receivables held by each of Parties A-1 through A-5 against the Pledgor under the Revolving Line Agreement (A) (as amended) entered into as of March 25, 2005 among Parties A-1 through A-5, as the Lenders, Party A-1 as the Agent, and Spansion Japan Limited, as the Borrower.

The Agent hereby represents and acknowledges that the Agent has direct rights and obligations

(Translation)

to you under the Trust Agreement, understands the details of such rights and obligations, and has no objection thereto. We would like to request you confirm that you have direct rights and obligations to the Agent under the Trust Agreement, understand the details of such rights and obligations, and have no objection thereto.

Further, we would also like to request that you confirm the following matters.

(1)	That the first-priority floating pledges and second-priority floating pledges created in favor of the Former Pledgees A (as defined below) and the Former Pledgee B (as defined below), respectively, pursuant to the Floating Pledge Agreement dated March 25, 2004 and entered into by and among Mizuho Corporate Bank, Ltd. acting as the Agent (the “Former Agent”), Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank as the Pledgees A (the “Former Pledgees A”), Mizuho Corporate Bank, Ltd. as Pledgee B (the “Former Pledgee B”) and the Pledgor (the “Former Floating Pledge Agreement”), have been canceled and have ceased to exist simultaneously with the execution of the Floating Pledge Agreement. Provided, however, that the return to the Pledgor of the original copies of the Trust Agreement and Certificate and the notification thereof to you as provided for under Clause 15 of the Former Pledge Agreement need not be performed.

(2)	That because the Revolving Line Agreement (A) dated March 25, 2004 and entered into by and among the Former Agent, the Former Pledgees A and the Pledgor has been renewed into the Revolving Line Agreement (A) dated March 25, 2005 and entered into by and among the Agent, Parties A-1 through A-5 and the Pledgor, and because the Revolving Line Agreement (B) dated March 25, 2004 and entered into by and among the Former Agent, the Former Pledgee B and the Pledgor has been renewed into the Revolving Line Agreement (B) dated March 25, 2005 and entered into by and among the Agent, Parties A-1, A-2, A-3 and A-5 and the Pledgor, the terms set forth in the column labeled “Current Provisions” in the following chart contained in the Trust Agreement will be replaced so that such provisions will be read to have the respective meanings set forth in the column labeled “Provisions after Replacement,” and that after the replacements that are otherwise necessary to correspond to the renewal of such agreements have been made, the Trust Agreement will continue to be effective notwithstanding the provisions of Clause 4 and Clause 1.49(2) of the Trust Agreement.

Clauses	Current Provisions	Provisions after Replacement (Amendments are underlined)
Clause1.70	“Floating Pledge Agreement” means the Floating Pledge Agreement entered into between the Settlor and the Lenders as of March 25, 2004 (as amended).	“Floating Pledge Agreement” means the Floating Pledge Agreement entered into between the Settlor and the Lenders as of March 25, 2005 (as amended).

Clause1.78	“Loan Agreement A” means the Revolving Line Agreement (A) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank, and the Settlor as of March 25, 2004.	“Loan Agreement A” means the Revolving Line Agreement (A) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. The Norinchukin Bank, and the Settlor as of March 25, 2005.

(Translation)

Clause1.79	“Loan Agreement B” means the Revolving Line Agreement (B) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd. and the Settlor as of March 25, 2004.	“Loan Agreement B” means the Revolving Line Agreement (B) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Norinchukin Bank, and the Settlor as of March 25, 2005.

Party A-1:

Agent and First-Priority Pledgee

Mizuho Corporate Bank, Ltd.

(Translation)

(Application for Approval on Creating First-Priority Floating Pledge dated March 25, 2005)

Party A-2:

First-Priority Pledgee

Shinkin Central Bank

(Translation)

(Application for Approval on Creating First-Priority Floating Pledge dated March 25, 2005)

Party A-3:

First-Priority Pledgee

The Bank of Yokohama, Ltd.

(Translation)

(Application for Approval on Creating First-Priority Floating Pledge dated March 25, 2005)

Party A-4:

First-Priority Pledgee

The Toho Bank, Ltd.

(Translation)

(Application for Approval on Creating First-Priority Floating Pledge dated March 25, 2005)

Party A-5:

First-Priority Pledgee

The Norinchukin Bank

(Translation)

(Application for Approval on Creating First-Priority Floating Pledge dated March 25, 2005)

Spansion Japan Limited:

Pledgor

Spansion Japan Limited

(Translation)

March 25, 2004

To:	Mizuho Corporate Bank, Ltd.

Shinkin Central Bank

The Bank of Yokohama, Ltd.

The Toho Bank, Ltd.

The Norinchukin Bank

Spansion Japan Limited

Approval on Creating First-Priority Floating Pledge

We approve without objection the creation of the floating pledge on the Security Beneficial Interests and other matters stated in your Application for Approval on Creating First-Priority Floating Pledge dated March 25, 2005.

We also represent and acknowledge that we have direct rights and obligations to the Agent under the Trust Agreement, understand the details of such rights and obligations, and have no objection thereto.

(Trustee)

Mizuho Trust & Banking Co., Ltd

Date Certified by Notary Public

(Translation)

Schedule 3 APPLICATION FOR APPROVAL ON CREATING SECOND-PRIORITY FLOATING PLEDGE AND APPROVAL ON CREATING FLOATING PLEDGE

March 25, 2005

To:	Mizuho Trust & Banking Co., Ltd.

Application for Approval

on Creating Second-Priority Floating Pledge

Spansion Japan Limited, as the Settlor in the Trust Agreement described in Item 1 below (the “Trust Agreement”), has recently created second-priority floating pledges on each beneficial interest in trust under the Trust Agreement (the “Security Beneficial Interests”), in order to secure the obligations owed by Spansion Japan Limited to Parties B-1 through B-4, who are the Pledgees described in Item 3 below, (collectively the “Secured Receivables”) in accordance with the Floating Pledge Agreement described in Item 2 below (the “Floating Pledge Agreement”).

Accordingly, we would like to ask you to pay money directly to the Agent, an agent of the Pledgees, which is payable by you to Spansion Japan Limited as a delivery of distributions or redemption of principal in respect of the Security Beneficial Interests, if you receive a Floating Pledge Enforcement Notice under the Floating Pledge Agreement.

We make the above request under our joint name. The Settlor does not request you exercise the right to terminate or agree to terminate the Trust Agreement without the consent of the Pledgees.

DESCRIPTION

1.	Trust Agreement

Accounts Receivables Trust Agreement entered into as of March 25, 2004 between you, as the Trustee, and Spansion Japan Limited, as the Settlor.

2.	Floating Pledge Agreement

Floating Pledge Agreement entered into as of March 25, 2005 among Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank, as the first-priority pledgees, Parties B-1 through B-4, as the second-priority pledgee and Mizuho Corporate Bank, Ltd. acting as the Agent, and Spansion Japan Limited, as the Pledgor.

3.	Secured Receivables

Right to claim for principal and interest payments and other receivables held by Parties B-1 through B-4 against the Pledgor under the Revolving Line Agreement (B) (as amended) entered into as of March 25, 2005 among Parties B-1 through B-4, as the Lender and Mizuho Corporate Bank, Ltd. acting as the Agent, and Spansion Japan Limited, as the Borrower.

(Translation)

The Agent hereby represents and acknowledges that the Agent has direct rights and obligations to you under the Trust Agreement, understands the details of such rights and obligations, and has no objection thereto. We would like to request you confirm that you have direct rights and obligations to the Agent under the Trust Agreement, understand the details of such rights and obligations, and have no objection thereto.

Further, we would also like to request that you confirm the following matters.

(1)	That the first-priority floating pledges and second-priority floating pledges created in favor of the Former Pledgees A (as defined below) and the Former Pledgee B (as defined below), respectively, pursuant to the Floating Pledge Agreement dated March 25, 2004 and entered into by and among Mizuho Corporate Bank, Ltd. acting as the Agent (the “Former Agent”), Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank as the Pledgees A (the “Former Pledgees A”), Mizuho Corporate Bank, Ltd. as Pledgee B (the “Former Pledgee B”) and the Pledgor (the “Former Floating Pledge Agreement”), have been canceled and have ceased to exist simultaneously with the execution of the Floating Pledge Agreement. Provided, however, that the return to the Pledgor of the original copies of the Trust Agreement and Certificate and the notification thereof to you as provided for under Clause 15 of the Former Pledge Agreement need not be performed.

(2)	That because the Revolving Line Agreement (A) dated March 25, 2004 and entered into by and among the Former Agent, the Former Pledgees A and the Pledgor has been renewed into the Revolving Line Agreement (A) dated March 25, 2005 and entered into by and among the Agent, Parties B-1 through B-4, The Toho Bank, Ltd. and the Pledgor, and because the Revolving Line Agreement (B) dated March 25, 2004 and entered into by and among the Former Agent, the Former Pledgee B and the Pledgor has been renewed into the Revolving Line Agreement (B) dated March 25, 2005 and entered into among the Agent, Parties B-1 through B-4 and the Pledgor, the terms set forth in the column labeled “Current Provisions” in the following chart contained in the Trust Agreement will be replaced so that such provisions will be read to have the respective meanings set forth in the column labeled “Provisions after Replacement,” and that after the replacements that are otherwise necessary to correspond to the renewal of such agreements have been made, the Trust Agreement will continue to be effective notwithstanding the provisions of Clause 4 and Clause 1.49(2) of the Trust Agreement.

Clauses	Current Provisions	Provisions after Replacement (Amendments are underlined)
Clause1.70	“Floating Pledge Agreement” means the Floating Pledge Agreement entered into between the Settlor and the Lenders as of March 25, 2004 (as amended).	“Floating Pledge Agreement” means the Floating Pledge Agreement entered into between the Settlor and the Lenders as of March 25, 2005 (as amended).

Clause1.78	“Loan Agreement A” means the Revolving Line Agreement (A) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. and The Norinchukin Bank, and the Settlor as of March 25, 2004.	“Loan Agreement A” means the Revolving Line Agreement (A) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd., Shinkin Central Bank, The Bank of Yokohama, Ltd., The Toho Bank, Ltd. The Norinchukin Bank, and the Settlor as of March 25, 2005.

(Translation)

Clause1.79	“Loan Agreement B” means the Revolving Line Agreement (B) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd. and the Settlor as of March 25, 2004.	“Loan Agreement B” means the Revolving Line Agreement (B) (as amended or renewed) entered into by Mizuho Corporate Bank, Ltd. Shinkin Central Bank, The Bank of Yokohama, Ltd., The Norinchukin Bank, and the Settlor as of March 25, 2005.

(Translation)

(Application for Approval on Creating Second-Priority Floating Pledge as of March 25, 2005)

Party B-1:

Mizuho Corporate Bank, Ltd.:

Agent and Second-Priority Pledgee

Mizuho Corporate Bank, Ltd.

(Translation)

(Application for Approval on Creating Second-Priority Floating Pledge as of March 25, 2005)

Party B-2:

Second-Priority Pledgee

Shinkin Central Bank

(Translation)

(Application for Approval on Creating Second-Priority Floating Pledge as of March 25, 2005)

Party B-3:

Second-Priority Pledgee

The Bank of Yokohama, Ltd.

(Translation)

(Application for Approval on Creating Second-Priority Floating Pledge as of March 25, 2005)

Party B-4:

Second-Priority Pledgee

The Norinchukin Bank

(Translation)

(Application for Approval on Creating Second-Priority Floating Pledge as of March 25, 2005)

Spansion Japan:

Pledgor

Spansion Japan Limited

(Translation)

March 25, 2005

To:	Mizuho Corporate Bank, Ltd.

Shinkin Central Bank

The Bank of Yokohama, Ltd.

The Norinchukin Bank

Spansion Japan Limited

Approval on Creating Second-Priority Floating Pledge

We approve without objection the creation of the floating pledge on the Security Beneficial Interests and other matters stated in your Application for Approval on Creating Second-Priority Floating Pledge dated March 25, 2005.

We also represent and acknowledge that we have direct rights and obligations to the Agent under the Trust Agreement, understand the details of such rights and obligations, and have no objection thereto.

(Trustee)

Mizuho Trust & Banking Co., Ltd.

Date Certified by Notary Public

37